SEPTEMBER 15, 2022
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
THE HARTFORD SHORT DURATION FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2022
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED MARCH 1, 2022, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding The Hartford Short Duration Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, Marc K. Piccuirro, CFA will be added as a portfolio manager to The Hartford Short Duration Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the heading “Management” in the above referenced Summary Prospectus and the heading “The Hartford Short Duration Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Timothy E. Smith	Senior Managing Director and Fixed Income Portfolio Manager	2012
Marc K. Piccuirro, CFA	Managing Director and Fixed Income Portfolio Manager	2012
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Short Duration Fund” in the above referenced Statutory Prospectus, the following is added:
Marc K. Piccuirro, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since 2022 and has been involved with portfolio and risk analysis for the Fund since 2012. Mr. Piccuirro joined Wellington Management as an investment professional in 2007.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7607
September 2022